UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/2010

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

DREYFUS OPPORTUNITY FUNDS
- DREYFUS NATURAL RESOURCES FUND (Class A, B, C and I)

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Natural Resources Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Information About the Review and Approval of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Natural Resources Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Natural Resources Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes, including U.S. stocks, offsetting gains achieved earlier in the reporting period.The spending power of consumers, long an important economic catalyst, has been diminished by concerns over job security and an inability to generate cash from the equity in their homes.The second major driver of sustainable growth, corporate investment, also has been stunted, as a continuing lack of credit thwarts business development.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by Robin Wehbe, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus Natural Resources Fund’s Class A shares produced a total return of 4.68%, Class B shares returned 3.85%, Class C shares returned 3.92% and Class I shares returned 5.02%.1This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 10.18% for the same period.2The S&P North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned 8.87% for the reporting period.3 A subpar global economic rebound and a massive oil spill in the Gulf of Mexico contributed to a choppy market environment for natural resources stocks during the reporting period, which generally under-performed broader market averages.The fund’s returns lagged market averages due to relative weakness among energy and gold producers.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks of any market capitalization, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial conditions.We also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

Economic and Environmental Concerns Intensified

The reporting period began in the midst of a global economic recovery as improved manufacturing activity helped boost confidence among businesses, consumers and investors in markets throughout the world. By the spring of 2010, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Greece found itself unable to finance a heavy debt burden. Robust economic growth in China sparked local inflationary pressures, and investors worried for a time that remedial measures might dampen a major engine of global growth. In the United States, mixed employment and housing data hampered an already mild rebound. Consequently, stocks gave back some of their previous gains.

Natural resources stocks generally fared worse than the overall market. Despite the downturn in investor sentiment, demand for natural resources gradually intensified over the reporting period from China and other emerging markets.As a result, some commodities, such as copper and grain, saw prices rise. Energy-related commodities, including crude oil, proved to be an exception, as the catastrophic oil spill in the Gulf of Mexico in late April put severe pressure on the stocks of energy companies. In addition, the price of crude oil did not advance significantly, as tepid demand and a weaker U.S. dollar caused crude oil prices to trade in a relatively tight range.

Individual Holdings Produced Mixed Returns

These developments affected a number of the fund’s holdings. Oil services providers Transocean and Halliburton were directly implicated in the Gulf Oil spill, sparking sharp declines in their share prices.Although the stocks subsequently rebounded, they still proved to be a drag on the fund’s relative performance for the reporting period overall. Exploration-and-production company Anadarko Petroleum, which was a passive minority owner of the exploded oil well, also was punished in the disaster’s wake. In response, we shifted the fund’s focus to onshore oil drillers, which we believed would benefit from a government-imposed moratorium on deep-sea drilling. Indeed, exploration-and-production companies such as Concho Resources and Continental Resources gained value over the reporting period’s second half. The fund also benefited from an underweighted position in Exxon Mobil, which lagged due to concerns regarding future growth prospects.

Underweighted exposure to producers of gold and other precious metals hurt the fund’s results relative to its benchmark. Gold prices advanced amid global economic uncertainty and a weakening U.S. dollar, bolstering mining companies, such as Gold Corp, in which the fund held relatively light positions.The fund achieved stronger results from Kinross Gold and Newmont Mining, but their gains were not enough to offset the effects of the fund’s underweighted exposure to the precious metals industry.

Positioned for Long-Term Recovery

Despite the currently sluggish global economy, we believe that a return to recession is unlikely. However, inventory levels of many natural resources remain relatively high, suggesting that commodity prices are likely to remain near current levels for some time.

We are more optimistic over the longer term. When economic growth eventually accelerates, we believe that commodity prices are likely to follow, particularly if developing nations such as China and India continue to build out their industrial infrastructures to satisfy robust global demand for low-cost manufacturing.

October 15, 2010

Please note: the position in any security highlighted in italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics.

Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Natural Resources Sector is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/10

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/31/03	–1.34%	1.15%	11.60%
without sales charge	10/31/03	4.68%	2.35%	12.56%
Class B shares
with applicable redemption charge †	10/31/03	–0.16%	1.21%	11.81%
without redemption	10/31/03	3.85%	1.55%	11.81%
Class C shares
with applicable redemption charge ††	10/31/03	2.92%	1.60%	11.74%
without redemption	10/31/03	3.92%	1.60%	11.74%
Class I shares	10/31/03	5.02%	2.64%	12.87%
Standard & Poor’s 500
Composite Stock Price Index	10/31/03	10.18%	0.64%	–0.43%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.91	$ 12.98	$ 12.69	$ 7.16
Ending value (after expenses)	$996.10	$992.20	$992.70	$997.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 9.00	$ 13.11	$ 12.81	$ 7.23
Ending value (after expenses)	$1,016.14	$1,012.03	$1,012.33	$1,017.90

† Expenses are equal to the fund’s annualized expense ratio of 1.78% for Class A, 2.60% for Class B, 2.54% for
Class C and 1.43% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—100.4%	Shares	Value ($)
Energy—72.3%
Anadarko Petroleum	17,350	989,818
Apache	9,020	881,795
Cameron International	14,650 [a]	629,364
Chesapeake Energy	9,030	204,530
Concho Resources	5,969 [a]	394,969
ConocoPhillips	28,450	1,633,884
Continental Resources	4,267 [a]	197,818
Diamond Offshore Drilling	2,440 [b]	165,359
ENSCO, ADR	5,820	260,329
EOG Resources	8,320	773,510
Exxon Mobil	9,210	569,086
Halliburton	31,940	1,056,256
Helmerich & Payne	5,040	203,918
Hess	6,900	407,928
Marathon Oil	15,090	499,479
Newfield Exploration	12,870 [a]	739,253
Noble Energy	6,060	455,045
Occidental Petroleum	18,090	1,416,447
Patterson-UTI Energy	11,100	189,588
Peabody Energy	6,430	315,134
Pioneer Natural Resources	8,170	531,295
Pride International	7,620 [a]	224,257
QEP Resources	3,510	105,791
Range Resources	5,040	192,175
Rowan	8,090 [a]	245,612
Schlumberger	29,340	1,807,637
Southwestern Energy	7,280 [a]	243,443
Spectra Energy	8,290	186,940
Suncor Energy	19,620	638,631
Transocean	3,394 [a]	218,200
Valero Energy	30,090	526,876
Venoco	9,360 [a,b]	183,737
Whiting Petroleum	3,240 [a]	309,452
Williams	22,110	422,522
		17,820,078

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrials—1.1%
Fluor	5,400	267,462
Materials—27.0%
Agnico-Eagle Mines	4,510	320,345
Agrium	3,020	226,470
Ball	2,040	120,054
BHP Billiton, ADR	4,340 [b]	331,229
CF Industries Holdings	2,370	226,335
Crown Holdings	14,470 [a]	414,710
Eastman Chemical	2,960	219,040
Eldorado Gold	12,300	227,427
Freeport-McMoRan Copper & Gold	11,740	1,002,479
Goldcorp	16,050	698,496
IAMGOLD	4,950	87,665
Molycorp	4,960	140,318
Monsanto	3,290	157,690
Mosaic	4,090	240,328
Newmont Mining	15,250	957,853
Packaging Corp. of America	7,600	176,092
Potash Corp of Saskatchewan	1,880	270,795
Teck Resources, Cl. B	10,270	422,713
United States Steel	5,310 [b]	232,790
Yamana Gold	16,130	183,882
		6,656,711
Total Common Stocks
(cost $20,326,465)		24,744,251

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $82,000)	82,000 [c]	82,000

Investment of Cash Collateral
for Securities Loaned—2.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $554,928)	554,928 [c]	554,928

Total Investments (cost $20,963,393)	103.0%	25,381,179
Liabilities, Less Cash and Receivables	(3.0%)	(729,428)
Net Assets	100.0%	24,651,751

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2010, the market value of the fund’s securities on loan was
$536,748 and the market value of the collateral held by the fund was $554,928.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	72.3	Industrials	1.1
Materials	27.0
Money Market Investments	2.6		103.0

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $536,748)—Note 1(c):
Unaffiliated issuers	20,326,465	24,744,251
Affiliated issuers	636,928	636,928
Cash		37,602
Cash denominated in foreign currencies	12	13
Dividends receivable		17,632
Receivable for shares of Beneficial Interest subscribed		3,938
Prepaid expenses		32,673
		25,473,037
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		32,450
Liability for securities on loan—Note 1(c)		554,928
Payable for shares of Beneficial Interest redeemed		156,575
Accrued expenses		77,333
		821,286
Net Assets ($)		24,651,751
Composition of Net Assets ($):
Paid-in capital		31,276,585
Accumulated net realized gain (loss) on investments		(11,042,620)
Accumulated net unrealized appreciation
(depreciation) on investments		4,417,786
Net Assets ($)		24,651,751

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	16,516,193	1,568,777	4,536,279	2,030,502
Shares Outstanding	724,336	72,598	208,704	87,366
Net Asset Value Per Share ($)	22.80	21.61	21.74	23.24

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends (net of $4,095 foreign taxes withheld at source):
Unaffiliated issuers	333,663
Affiliated issuers	295
Income from securities lending—Note 1(c)	1,815
Total Income	335,773
Expenses:
Management fee—Note 3(a)	210,386
Shareholder servicing costs—Note 3(c)	137,125
Registration fees	52,473
Distribution fees—Note 3(b)	50,383
Auditing fees	33,293
Legal fees	28,483
Prospectus and shareholders’ reports	15,858
Custodian fees—Note 3(c)	12,527
Trustees’ fees and expenses—Note 3(d)	932
Loan commitment fees	908
Interest expense—Note 2	150
Miscellaneous	6,606
Total Expenses	549,124
Less—reduction in fees due to
earnings credits—Note 3(c)	(163)
Net Expenses	548,961
Investment (Loss)—Net	(213,188)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	585,930
Net realized gain (loss) on forward foreign currency exchange contracts	1,759
Net Realized Gain (Loss)	587,689
Net unrealized appreciation (depreciation) on investments	808,204
Net Realized and Unrealized Gain (Loss) on Investments	1,395,893
Net Increase in Net Assets Resulting from Operations	1,182,705

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment (loss)—net	(213,188)	(177,929)
Net realized gain (loss) on investments	587,689	(11,071,568)
Net unrealized appreciation
(depreciation) on investments	808,204	6,272,157
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,182,705	(4,977,340)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,820,102	14,953,586
Class B Shares	168,471	248,693
Class C Shares	973,468	1,048,968
Class I Shares	1,656,949	589,577
Class T Shares	—	141,620
Cost of shares redeemed:
Class A Shares	(12,294,516)	(15,045,405)
Class B Shares	(803,458)	(1,377,731)
Class C Shares	(1,671,050)	(2,228,150)
Class I Shares	(497,751)	(450,131)
Class T Shares	—	(1,219,098)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,647,785)	(3,338,071)
Total Increase (Decrease) in Net Assets	(4,465,080)	(8,315,411)
Net Assets ($):
Beginning of Period	29,116,831	37,432,242
End of Period	24,651,751	29,116,831

	Year Ended September 30,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	304,777	874,801
Shares redeemed	(547,434)	(833,535)
Net Increase (Decrease) in Shares Outstanding	(242,657)	41,266
Class Bb
Shares sold	8,103	14,218
Shares redeemed	(37,966)	(81,704)
Net Increase (Decrease) in Shares Outstanding	(29,863)	(67,486)
Class C
Shares sold	44,825	61,375
Shares redeemed	(78,720)	(130,377)
Net Increase (Decrease) in Shares Outstanding	(33,895)	(69,002)
Class I
Shares sold	71,175	31,931
Shares redeemed	(22,138)	(26,154)
Net Increase (Decrease) in Shares Outstanding	49,037	5,777
Class Tc
Shares sold	—	8,669
Shares redeemed	—	(74,985)
Net Increase (Decrease) in Shares Outstanding	—	(66,316)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended September 30, 2010, 15,135 Class B shares representing $321,601, were automatically converted to 14,422 Class A shares and during the period ended September 30, 2009, 20,347 Class B shares representing $362,278, were automatically converted to 19,538 Class A shares.
c On the close of business on February 4, 2009, 46,948 Class T shares representing $761,502 were converted to
46,348 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	21.78	25.14	31.84	22.99	24.40
Investment Operations:
Investment (loss)—net[a]	(.13)	(.09)	(.23)	(.21)	(.13)
Net realized and unrealized
gain (loss) on investments	1.15[b]	(3.27)	(3.95)	9.97	.31
Total from Investment Operations	1.02	(3.36)	(4.18)	9.76	.18
Distributions:
Dividends from investment income—net	—	—	—	—	(.35)
Dividends from net realized
gain on investments	—	—	(2.52)	(.91)	(1.24)
Total Distributions	—	—	(2.52)	(.91)	(1.59)
Net asset value, end of period	22.80	21.78	25.14	31.84	22.99
Total Return (%)[c]	4.68	(13.33)	(14.56)	43.63	.88
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.79	2.01	1.44	1.69	1.70
Ratio of net expenses
to average net assets	1.79[d]	2.00	1.43	1.68	1.50
Ratio of net investment (loss)
to average net assets	(.59)	(.49)	(.69)	(.80)	(.52)
Portfolio Turnover Rate	58.38	73.49	71.32	55.94	69.92
Net Assets, end of period ($ x 1,000)	16,516	21,061	23,268	16,435	15,423

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended September 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	20.81	24.20	30.97	22.55	24.10
Investment Operations:
Investment (loss)—net[a]	(.30)	(.22)	(.46)	(.40)	(.31)
Net realized and unrealized
gain (loss) on investments	1.10[b]	(3.17)	(3.79)	9.73	.29
Total from Investment Operations	.80	(3.39)	(4.25)	9.33	(.02)
Distributions:
Dividends from investment income—net	—	—	—	—	(.29)
Dividends from net realized
gain on investments	—	—	(2.52)	(.91)	(1.24)
Total Distributions	—	—	(2.52)	(.91)	(1.53)
Net asset value, end of period	21.61	20.81	24.20	30.97	22.55
Total Return (%)[c]	3.85	(14.01)	(15.20)	42.55	.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.59	2.84	2.21	2.47	2.49
Ratio of net expenses
to average net assets	2.59[d]	2.82	2.20	2.47[d]	2.25
Ratio of net investment (loss)
to average net assets	(1.41)	(1.32)	(1.42)	(1.57)	(1.29)
Portfolio Turnover Rate	58.38	73.49	71.32	55.94	69.92
Net Assets, end of period ($ x 1,000)	1,569	2,132	4,113	5,407	6,172

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	20.92	24.31	31.08	22.63	24.15
Investment Operations:
Investment (loss)—net[a]	(.29)	(.21)	(.45)	(.40)	(.31)
Net realized and unrealized
gain (loss) on investments	1.11[b]	(3.18)	(3.80)	9.76	.31
Total from Investment Operations	.82	(3.39)	(4.25)	9.36	—
Distributions:
Dividends from investment income—net	—	—	—	—	(.28)
Dividends from net realized
gain on investments	—	—	(2.52)	(.91)	(1.24)
Total Distributions	—	—	(2.52)	(.91)	(1.52)
Net asset value, end of period	21.74	20.92	24.31	31.08	22.63
Total Return (%)[c]	3.92	(13.95)	(15.17)	42.58	.09
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.55	2.79	2.19	2.41	2.42
Ratio of net expenses
to average net assets	2.55[d]	2.77	2.18	2.41[d]	2.25
Ratio of net investment (loss)
to average net assets	(1.35)	(1.26)	(1.40)	(1.52)	(1.28)
Portfolio Turnover Rate	58.38	73.49	71.32	55.94	69.92
Net Assets, end of period ($ x 1,000)	4,536	5,075	7,575	5,521	4,377

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended September 30,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	22.13	25.45	32.14	23.14	24.53
Investment Operations:
Investment (loss)—net[b]	(.06)	(.04)	(.15)	(.15)	(.07)
Net realized and unrealized
gain (loss) on investments	1.17[c]	(3.28)	(4.02)	10.06	.29
Total from Investment Operations	1.11	(3.32)	(4.17)	9.91	.22
Distributions:
Dividends from investment income—net	—	—	—	—	(.37)
Dividends from net realized
gain on investments	—	—	(2.52)	(.91)	(1.24)
Total Distributions	—	—	(2.52)	(.91)	(1.61)
Net asset value, end of period	23.24	22.13	25.45	32.14	23.14
Total Return (%)	5.02	(13.05)	(14.35)	44.01	1.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.50	1.72	1.23	1.45	1.38
Ratio of net expenses
to average net assets	1.50[d]	1.70	1.22	1.45[d]	1.25
Ratio of net investment (loss)
to average net assets	(.26)	(.21)	(.43)	(.57)	(.28)
Portfolio Turnover Rate	58.38	73.49	71.32	55.94	69.92
Net Assets, end of period ($ x 1,000)	2,031	848	829	697	573

a Effective June 1, 2007, Class R shares were redesignated to Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	21,076,269	—	—	21,076,269
Equity Securities—
Foreign†	3,667,982	—	—	3,667,982
Mutual Funds	636,928	—	—	636,928

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2010,The Bank of NewYork Mellon earned $778 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($) 9/30/2010 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	213,000	7,470,000	7,601,000	82,000.3
Dreyfus
Institutional
Cash Advantage
Plus Fund	762,916	19,158,122	19,366,110	554,928	2.3
Total	975,916	26,628,122	26,967,110	636,928	2.6

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on tax basis were as follows: accumulated capital losses $10,873,398 and unrealized appreciation $4,248,564.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied $4,060,559 of the carryover expires in fiscal 2017 and $6,812,839 expires in fiscal 2018.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions and net operating losses, the fund increased accumulated undistributed investment income-net by $213,188, increased accumulated net realized gain (loss) on investments by $1,002 and decreased paid-in capital by $214,190. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2010, was approximately $10,700 with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended September 30, 2010, the Distributor retained $6,639 from commissions earned on sales of the fund’s Class A shares and $1,863 and $291 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended September 30, 2010, Class B and Class C shares were charged $13,660 and $36,723, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2010, Class A, Class B and Class C shares were charged $49,195, $4,553 and $12,241, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $22,938 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $3,078 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $163.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $12,527 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $15,115, Rule 12b-1 distribution plan fees $3,642, shareholder services plan fees $4,636, custodian fees $2,009, chief compliance officer fees $1,783 and transfer agency per account fees $5,265.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2010, amounted to $15,921,160 and $21,432,155, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At September 30, 2010, there were no forward contracts outstanding.

At September 30, 2010, the cost of investments for federal income tax purposes was $21,132,615; accordingly, accumulated net unrealized appreciation on investments was $4,248,564, consisting of $4,753,798 gross unrealized appreciation and $505,234 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Natural Resources Fund (one of the series comprising Dreyfus Opportunity Funds) as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Natural Resources Fund at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2010

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through August 31, 2011) of the fund’s Management Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load natural resources funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional natural resources funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2010.The Board members noted that the fund’s total return performance was above or at the Performance Group medians for the 1- and 5- year periods and above the Performance Universe medians for the 1- and 5- periods ended May 31, 2010. In addition, representatives of the Manager noted that the fund’s total return performance was below the Performance Group and Performance Universe median for all other periods. Representatives of the Manager further noted that the fund’s performance had improved from last year.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s actual and contractual management fees were below the Expense Group and Expense Universe medians. In addition, the fund’s expense ratio was higher than the Expense Group and Expense Universe medians. Representatives of the Manager noted the fund’s small asset size relative to the funds in the Performance Group.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser, including soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the Manager did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s improved performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative per- formance, expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (2000)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (74)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 85
———————
Whitney I. Gerard (75)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 26

George L. Perry (76)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (67)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 44
———————
Benaree Pratt Wiley (64)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
• President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 72
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    23,800 in 2009 and $23,800 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276         in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,829 in 2009 and $3,186  in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $667 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,619,110 in 2009 and $29,311,662 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 22, 2010

By: /s/ James Windels
James Windels, Treasurer
Date: November 22, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)